UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 10, 2015

Mallinckrodt public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Damastown, Mulhuddart

Dublin 15, Ireland

(Address of principal executive offices)

+353 1 880-8180

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

In connection with the previously announced private offering by Mallinckrodt International Finance S.A. and Mallinckrodt CB LLC (together, the “Issuers”), each of which is a wholly owned subsidiary of Mallinckrodt plc (“Mallinckrodt” or the “Company”), of $700 million of 4.875% senior unsecured notes due April 15, 2020 and $700 million of 5.500% senior unsecured notes due April 15, 2025 (collectively, the “Notes”), the Issuers intend to commence the distribution on April 10, 2015 of a confidential offering circular to purchasers of the Notes. The Company is furnishing under this Item 7.01 the information included in Exhibits 99.1 (Summary Unaudited Pro Forma Combined Financial Data and Summary Combined EBITDA and Adjusted EBITDA) and 99.2 (Unaudited Pro Forma Combined Financial Information), which information is excerpted from the confidential offering circular and which is incorporated in this Item 7.01 by reference.

The Notes will be offered and sold to qualified institutional buyers in the United States pursuant to Rule 144A and outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K (including the exhibits) does not constitute an offer to sell or a solicitation of an offer to purchase the Notes or any other securities and does not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K (including the exhibits) is being furnished and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any filings by the Company under the Securities Act or under the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of information pursuant to this Item 7.01 will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

Statements made herein that are not strictly historical, including statements regarding the offering of the Notes, the proposed acquisition of Ikaria, the expected timetable for the completion of the offering of the Notes or the proposed acquisition of Ikaria, future financial condition and operating results, economic, business, competitive and/or regulatory factors affecting Mallinckrodt’s and Ikaria’s businesses and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: general economic conditions and conditions affecting the industries in which we and Ikaria operate; the commercial success of Mallinckrodt’s products and of INOMAX®; Mallinckrodt’s ability to complete the offering of the Notes on the anticipated timeline or at all; the parties’ ability to satisfy the conditions to the acquisition of Ikaria, including the expiration of the waiting period (and any extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and complete the acquisition of Ikaria on the anticipated timeline or at all; Mallinckrodt’s ability to realize anticipated growth, synergies and costs savings from its recently completed acquisitions and the acquisition of Ikaria; changes in laws and regulations; Mallinckrodt’s ability to identify, acquire or close future acquisitions; Mallinckrodt’s ability to successfully integrate acquisitions of operations, technology, products and businesses generally and to realize anticipated growth, synergies and cost savings (including with respect to the acquisition of Ikaria); the parties’ ability to successfully develop or commercialize new products; the parties’ ability to protect intellectual property rights; Ikaria’s performance and maintenance of important business relationships; the lack of patent protection for certain of Ikaria’s products, and the possible FDA approval and market introduction of additional competitive products; Ikaria’s reliance on INOMAX for substantially all of its net sales and profits; Ikaria’s ability to continue to generate revenue from sales of INOMAX and related products and services to treat on-label indications associated with hypoxic respiratory failure in term and near-term infants, and Ikaria’s ability to obtain other indications for INOMAX; the performance of Ikaria’s collaborators, single source-suppliers and manufacturers; Ikaria’s research and development risks, including Ikaria’s efforts to develop and obtain FDA approval of Terlivaz®; Mallinckrodt’s ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration; customer concentration; Mallinckrodt’s reliance on certain individual products that are material to its financial performance; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; the reimbursement practices of a small number of public or private insurers; limited clinical trial data for H.P. Acthar® Gel; complex reporting and payment obligations under healthcare rebate programs; Mallinckrodt’s ability to achieve anticipated benefits of price increases; Mallinckrodt’s ability to achieve expected benefits from restructuring activities; complex manufacturing processes; competition; product liability losses and other litigation liability; ongoing governmental investigations; material health, safety and environmental liabilities; retention of key personnel; conducting business internationally; and the effectiveness of information technology infrastructure. These and other factors are identified and described in more detail in the “Risk Factors” section of Mallinckrodt’s Annual Report on Form 10-K for the fiscal year ended September 26, 2014. The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

99.1	Excerpt from Offering Circular, dated April 8, 2015 (Summary Unaudited Pro Forma Combined Financial Data and Summary Combined EBITDA and Adjusted EBITDA).

99.2	Excerpt from Offering Circular, dated April 8, 2015 (Unaudited Pro Forma Combined Financial Information).

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2015

MALLINCKRODT PUBLIC LIMITED COMPANY

By:	/s/ Peter G. Edwards
	Name:	Peter G. Edwards
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Excerpts from Offering Circular, dated April 8, 2015 (Summary Unaudited Pro Forma Combined Financial Data and Summary Combined EBITDA and Adjusted EBITDA).

99.2	Excerpt from Offering Circular, dated April 8, 2015 (Unaudited Pro Forma Combined Financial Information).